CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the heading "Experts" and to the use of our report dated April 6, 1999 with reference to our audit of the financial statements of Information Network Radio, Inc. as of March 31, 1999 and for the initial period then ended, in the Pre-Effective Amendment No. 1 to Registration Statement on Form SB-2 and related Prospectus dated June 28, 1999.


                                                      HOLLANDER, LUMER & CO. LLP


Los Angeles, California
June 28, 1999


                                                                    Exhibit 23.1